                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS






Board of Directors
SPACEHAB, Incorporated
1595 Spring Hill Road
Suite 360
Vienna, Virginia 22182

Ladies and Gentlemen:

We hereby consent to the use of our report incorporated herein by reference.


                                        Very truly yours,



                                        KPMG Peat Marwick LLP

McLean, Virginia
September 30, 1997